Exhibit 10.4

PRIME VENDOR AGREEMENT

This Prime Vendor Agreement (the “Agreement”) is made by and between Cardinal Health 110, LLC and Cardinal Health 411, Inc. (“Cardinal Health”) and Dougherty's Holdings, Inc. (“Buyer”), who hereby agree as follows:

1.                Term and Termination.

a)	Term. The initial term of this Agreement shall commence on 05/01/2014, (the “Effective Date”) and shall continue in effect thereafter through 04/30/2017, unless terminated earlier per the provisions below.

b)	Termination for Cause. Either party may effect an early termination of this Agreement upon the occurrence of a material breach of the terms of this Agreement by the other party. The non-breaching party must give written notice to the breaching party of the nature and occurrence of such breach. If the breach is not cured by the expiration of sixty (60) days from the date of such notice, then the non-breaching party may provide written notice to the breaching party that this Agreement will be terminated in thirty (30) days following the expiration of such sixty (60) day period. For purposes of this Agreement, a “material breach” will be any substantial and significant violation of this Agreement that excuses the aggrieved party from further performance under the Agreement affords the aggrieved party a right to sue for damages.

c)	Termination Without Cause. Notwithstanding any other provision in this Agreement, either party may terminate this Agreement for any reason by providing written notice to the other party of such party’s intent to terminate the Agreement at least one hundred eighty (180) days prior to the effective date of such termination.

d)	Termination by Cardinal Health. Notwithstanding any other provision in this Agreement, in the event of a payment default by Buyer which is not cured within sixty (60) days of receipt of written notice of such breach by Buyer, Cardinal Health may immediately terminate this Agreement.

2.                Purchase Requirement & Usage. Buyer will designate Cardinal Health as its primary wholesale pharmaceutical supplier to all the pharmacy locations owned, managed or operated by Buyer during the term of this Agreement (collectively, the “Pharmacies” and individually, a “Pharmacy”), and Buyer will purchase from Cardinal Health at least ninety percent (90%) of the pharmaceuticals (the “Rx Products”) required for each Pharmacy (the “Primary Requirements”) if they are carried by Cardinal Health. In addition, Buyer may, at its option, purchase certain other inventory carried by Cardinal Health (the “Non-Rx Products”) (Rx Products and Non-Rx Products are collectively referred to as the “Merchandise”). Notwithstanding any other provision in this Agreement, Cardinal Health reserves the absolute right to determine what Merchandise it will carry. Buyer must provide accurate six (6) months’ usage figures (including NDC numbers) for all items for each Pharmacy in compatible electronic (disk) format at least forty five (45) days prior to participation under this Agreement by that Pharmacy. In addition, Buyer will provide usage information related to new and/or replacement items on an ongoing basis, as necessary. As used in this Agreement, the term “Net Purchases” will mean all purchases made and paid for by Buyer and/or the Pharmacies under the terms of this Agreement, net of all returns, credits, late charges, or other similar items, on an annual, quarterly, or monthly basis, as applicable. A current list of the Pharmacies is attached hereto as Exhibit A. Additional pharmacies may be added to Exhibit A from time to time subject to the prior approval of Cardinal Health.

3.                Generics. Each of Buyer’s pharmacy locations shall purchase at least ninety (90%) of its generic Rx Product requirements through the Cardinal Health Generic Source generic Rx Product program (the “Generic Source Program”), and Buyer hereby acknowledges and agrees that Cardinal Health shall implement an automatic substitution program for all applicable Generic Source Program products. Notwithstanding the foregoing, the parties hereby acknowledge and agree that the following Generic Source Program Products may be excluded from the calculation of rebates and other incentives under this Agreement related to the purchases of Generic Source Program products: (i) exclusive generic Rx Products, (ii) biogeneric products, and (iii) branded generic Rx Products.

4.                Purchase Price. Except as otherwise set forth in this Agreement, Buyer will pay a purchase price for all Merchandise purchased under this Agreement in an amount equal to Cardinal Health’s Cost for such Merchandise, plus the percentage specified in the pricing matrix attached hereto as Exhibit B (the “Pricing Matrix”), plus all applicable taxes or other assessments on such purchases. For purposes of this Agreement, the term “Cardinal Health’s Cost” will mean the manufacturer’s published wholesale acquisition cost for the Merchandise at the time the Buyer’s order is submitted to Cardinal Health. The purchase price of Merchandise that is subject to a Manufacturer Contract (as defined below) will equal Buyer’s contract price for the applicable Merchandise as set forth in the Manufacturer Contract. Notwithstanding any other provision in this Agreement, the purchase price for certain Merchandise (sometimes referred to herein as “Specially Priced Merchandise”), including, but not limited to, the following items, will not be based upon Cardinal Health’s [***] pricing described above: multisource pharmaceuticals, private label products, medical/surgical supplies, home health care/durable medical equipment, drop-shipped Merchandise, Merchandise acquired from vendors not offering customary cash discount or other terms, other slow moving or specially-handled Merchandise, and non-pharmaceutical Merchandise. Except as otherwise set forth in this Agreement, Buyer may, but will have no obligation to, purchase any specified volume or percentage of its requirements of these items.

[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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5.                Payment Terms. Buyer’s initial payment terms shall be [***] payment terms as follows: the Buyer will cause Cardinal Health to receive payment in full: (1) by not later than the [***] day of each calendar month of the amount due for all Merchandise delivered and services provided during the [***] days of such calendar month, and (2) by not later than the [***] day of each calendar month, of the amount due for all Merchandise delivered and services provided during the period beginning on the [***] day of the preceding calendar month and ending on the [***] day of such preceding calendar month. Upon Cardinal Health’s prior written consent, Buyer’s payment terms for some or all of Buyer’s Pharmacies may be adjusted to [***] payment terms. If Buyer is purchasing under [***] payment terms: (i) for purchases made from the [***] of a given month through the [***] of the same month, the Buyer will cause Cardinal Health to receive payment in full by the [***] of the immediately following month, and (ii) for purchases made from the [***] of a given month thru the [***] of the same month, the Buyer will cause Cardinal Health to receive payment in full by the [***] of the immediately following month. All payments due from Buyer to Cardinal Health for Merchandise delivered and services rendered by Cardinal Health under this Agreement will be made to the applicable servicing division specified in Cardinal Health’s invoice (or as otherwise specified by Cardinal Health) by electronic funds transfer or other method acceptable to Cardinal Health so as to provide Cardinal Health with good funds by the due date. Deductions for Merchandise returns or shipping discrepancies (quantity and price) may not be taken until a valid credit memo is issued by Cardinal Health. Cardinal Health retains the right to adjust Buyer’s payment terms, place Buyer on C.O.D. status, and/or refuse orders from Buyer if Cardinal Health has not received payment when due for Merchandise delivered or services provided to Buyer, or based upon credit considerations deemed relevant by Cardinal Health. Until Merchandise is paid for in full, Cardinal Health retains, and the Buyer hereby grants Cardinal Health, a security interest in the Merchandise. Without limiting Cardinal Health’s rights under law or in equity, Cardinal Health and its affiliates, parent or related entities, collectively or individually, may exercise a right of set-off against any and all amounts due Buyer. For purposes of this Section, Cardinal Health, its affiliates, parent or related entities shall be deemed to be a single creditor. Buyer may from time to time (but not more often than once per calendar quarter) request that its payment terms be changed as to future Merchandise purchases under this Agreement, subject to Cardinal Health’s prior written consent. In such event, Buyer acknowledges and agrees that Buyer’s purchase price may be adjusted by Cardinal Health to reflect Buyer’s new payment terms and credit considerations deemed relevant to Cardinal Health.

6.                Service Charge. Buyer will pay a service charge calculated at the rate of [***] (or the maximum rate allowed by law, if such rate is less than [***]) on any amount not paid by Buyer to Cardinal Health when due under the terms of this Agreement from the first day of delinquency until such amount is paid in full, along with reasonable attorney fees associated with any such delinquency. Failure or delay by Cardinal Health to bill Buyer for any such service charge will not waive Cardinal Health’s right to receive the same.

7.                Ordering. To qualify for the pricing set forth in the Pricing Matrix, Buyer must electronically transmit all orders (excluding Schedule II and emergency orders) to Cardinal Health via cardinal.com, Order Express, or such other electronic order entry system as Cardinal Health may approve from time to time. Cardinal Health will provide Buyer with access to such electronic ordering system at no additional charge; provided, however, Buyer must supply all hardware required to access such electronic ordering system, all required Internet access and any required interfaces or other network enhancements, all at Buyer’s expense. Buyer may not use such electronic ordering system for any purpose unrelated to this Agreement. If electronic order entry is temporarily interrupted for reasons beyond the control of Buyer or Cardinal Health, Buyer may place orders manually and both parties will use reasonable efforts to fix the problem. All orders for Schedule II controlled substances must be submitted to Cardinal Health via Cardinal Health’s electronic Controlled Substance Ordering System (“CSOS”). Schedule II orders will be delivered with Buyer’s next scheduled delivery following Cardinal Health’s receipt of the CSOS order. Regardless of any other terms of this Agreement, no Schedule II orders will be delivered other than in compliance with DEA regulations.

[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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8.                Delivery. All Merchandise shall be shipped FOB destination in accordance with the delivery schedules set forth on Exhibit A hereto (exclusive of holidays, etc.). Excluding Pharmacies located outside of the contiguous United States or other Pharmacies mutually agreed upon by the parties from time to time, each Pharmacy shall be eligible to receive one (1) delivery per day, Five (5) days per week (Monday through Friday) at no additional charge; provided, however, all deliveries will be subject to the Fuel Surcharge set forth below. Buyer shall incur a separate per delivery charge for additional scheduled deliveries and non-standard or custom deliveries. Notwithstanding any other provision in this Agreement, Buyer shall pay a fuel surcharge, on a per stop basis, for each delivery made to Buyer or any Pharmacy by Cardinal Health under this Agreement (the “Fuel Surcharge”). Each Fuel Surcharge shall be set forth on the invoice from Cardinal Health, and the amount of a given Fuel Surcharge shall be calculated in accordance with the following table:

Regular Unleaded Fuel Price is: at Least But Less Than		Additional Surcharge Amount
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

The fuel prices set forth in the table above represent the national average retail cost per gallon for regular grade gasoline as published by the U.S. Department of Energy (the “Average Price Per Gallon”). The current index may be obtained on the Energy Information Administration’s website at the following address:

http://www.eia.doe.gov/oil_gas/petroleum/data_publications/wrgp/mogas_home_page.html

In the event that the Average Price Per Gallon exceeds [***]the Fuel Surcharge shall increase in [***]increments for each [***] increase in the Average Price Per Gallon.

By the last day of each calendar month, Cardinal Health shall determine the Average Price Per Gallon for that month. If, pursuant to the table set forth above, the Average Price Per Gallon requires an adjustment to the Fuel Surcharge, such adjustment shall be applicable as of the first (1st) day of the immediately following calendar month.

9.                Manufacturer Contracts. Cardinal Health will recognize and administer mutually agreed upon manufacturer pricing contracts between Buyer and a manufacturer (collectively, “Manufacturer Contracts”): (i) subject to their continued validity in accordance with applicable laws, (ii) provided such manufacturer is a vendor in good standing with Cardinal Health, and (iii) subject to such credit considerations concerning the applicable manufacturers as Cardinal Health may consider appropriate. However, if manufacturers’ chargebacks for contract items submitted by Cardinal Health are disallowed, uncollectable, or unreconcilable, then the applicable charge will be billed back to Buyer. Buyer will notify Cardinal Health of all applicable pricing information included in the Manufacturer Contracts, including renewals, replacements or terminations of Manufacturer Contracts, not less than forty-five (45) days prior to the effective date of such Manufacturer Contract, renewal, replacement or termination. As set forth above, the purchase price of Merchandise that is subject to a Manufacturer Contract will equal Buyer’s contract price for the applicable Merchandise as set forth in the Manufacturer Contract.

10.                Returns. In general, Cardinal Health will accept Merchandise for return from Buyer in accordance with the Cardinal Health Returned Goods Policy as is in effect from time to time. A copy of the current Returned Goods Policy is attached hereto as Exhibit C.

11.                “Own Use”. All purchases under this Agreement will be for Buyer’s “own use” as that term is defined in judicial or legislative interpretation and not for resale to anyone other than the end user. Cardinal Health may terminate this Agreement immediately in the event it reasonably determines that Buyer is in breach of this paragraph.

12.                First Script Program. The Pharmacies shall be enrolled in Cardinal Health’s First ScriptSM program for the auto-shipment of newly launched Rx products.

13.                Licensure. Buyer represents, warrants and certifies to Cardinal Health that it and each of Buyer’s pharmacy locations has all required governmental licenses, permits and approvals required to purchase, use and/or store the Rx Products purchased from Cardinal Health under this Agreement. Prior to purchasing Rx Products from Cardinal Health hereunder, and at all times during the term of this Agreement, Buyer will provide Cardinal Health with copies of all such licenses and any renewals, revocations, changes or notices related thereto.

[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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14.                Compliance Agreement. Buyer agrees to execute and abide by the terms set forth in the Compliance Representations and Warranties for Customers attached hereto as Exhibit D. Notwithstanding any other provision in this Agreement, if Cardinal Health suspends its relationship with Buyer in accordance with this Agreement, Buyer may terminate this Agreement upon providing fifteen (15) days written notice to Cardinal Health.

15.                Warranty Disclaimer and Limitation of Liability. THERE ARE NO EXPRESSED OR IMPLIED WARRANTIES, INCLUDING ANY WARRANTY OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE. CARDINAL HEALTH SHALL NOT BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES.

16.                Force Majeure. Cardinal Health’s obligations under this Agreement will be excused if and to the extent that any delay or failure to perform such obligations is due to fire or other casualty, product or material shortages, strikes or labor disputes, transportation delays, change in business conditions (other than insignificant changes), manufacturer out-of-stock or delivery disruptions, acts of God, seasonal supply disruptions, or other causes beyond the reasonable control of Cardinal Health. During the period of any such delay or failure, Buyer may purchase the Primary Requirements for the affected Pharmacies from others, but will recommence purchasing from Cardinal Health upon cessation of such delay or failure.

17.                Discounts and Rebates. If and to the extent any discount, credit, rebate or other purchase incentive is paid or applied by Cardinal Health with respect to the Merchandise purchased under this Agreement, such discount, credit, rebate or other purchase incentive shall constitute a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h)) on the applicable Merchandise purchased by Buyer under the terms of this Agreement. Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by this Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer.

18.                Miscellaneous. Each party shall comply with all laws, rules and regulations applicable to its obligations under this Agreement. This Agreement and its exhibits constitute the entire agreement and understanding of the parties with respect to the subject matter hereof, and this Agreement may not be amended except by a writing signed by each party. No party may assign its rights or obligations under this Agreement without the written consent of the others; provided, however, that Cardinal Health may delegate its rights and obligations to any entity that is controlled by or under common control with Cardinal Health, Inc. Neither party may disclose the terms and conditions of this Agreement to a third party without prior written consent of the other party, except as required by law or as necessary to perform its obligations under this Agreement. This Agreement does not create any employment, agency, franchise, joint venture, partnership or other similar legal relationship between Buyer and Cardinal Health.

Dougherty's Holdings, Inc.	Cardinal Health 110, LLC
16250 Knoll Trail Drive Ste. 102	7000 Cardinal Place
Dallas, Texas 75248	Dublin, Ohio 43017
Telecopy (214)373-5300	Telecopy: (614) 757-6000

By: /s/ Mark Heil	By: /s/ Robert Clift
Title: President, Dougherty’s Holdings, Inc.	Title: Director of Sales
Date: May 8, 2014	Date: May 9, 2014

Account Number: xxxxxxxxxx	Cardinal Health 411, Inc.
7000 Cardinal Place
Dublin, Ohio 43017
Telecopy: (614) 757-6000

By: /s/ Robert Clift
Title: Director of Sales
Date: May 9, 2014

[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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EXHIBIT A

Pharmacies

Corporate Location:
Dougherty's Holdings, Inc.
515 Preston Royal Village
Dallas, Texas 75230

List of Pharmacies:

Dougherty's Airway Pharmacy
5959 Royal Lane
Suite 515
Dallas, Texas 75230

Dougherty's Pharmacy—Forrest Park Dallas
11970 North Central Parkway
Suite 100
Dallas, Texas 75243

Delivery Schedule

Except as otherwise agreed upon by the parties in writing from time to time, Cardinal Health shall use commercially reasonable efforts to deliver the Merchandise purchased by Buyer under this Agreement to Buyer’s Airway Pharmacy location between 7:30am and 8:30am central time.

[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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EXHIBIT B

Pricing Matrix

Purchase Price

Subject to Buyer’s compliance with Section 5 of the Agreement, Buyer will be entitled to purchase branded Rx Products from Cardinal Health (that are not Specially Priced Merchandise or subject to a Manufacturer Contract) for Buyer’s Pharmacies at a purchase price equal to Cardinal Health’s Cost Minus the applicable percentage set forth in the matrix below:

Average Monthly Net Purchases	Discount [***]	Discount [***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

At the end of each calendar quarter this Agreement is in effect, Cardinal Health will evaluate Buyer’s average monthly Net Purchases during the calendar quarter. If Buyer’s average monthly Net Purchases during the quarter entitles Buyer to purchase branded Rx Products at a lower (or higher) purchase price according to the foregoing matrix than Buyer was invoiced during the quarter, then prospective adjustments to the invoiced purchase price will be made beginning as of the first day of the second month following the end of the quarter measured.

Buyer’s Purchase Price

Based on Buyer’s representation that: (i) Buyer’s aggregate monthly Net Purchases from Cardinal Health under this Agreement shall be at least [***], and (ii) Buyer’s aggregate monthly Net Purchases under this Agreement of generic Rx Products through the Generic Source Program shall equal at least [***], Buyer will initially be invoiced at [***].

Notwithstanding any other provision in this Agreement, if Buyer’s aggregate monthly Net Purchases under this Agreement of generic Rx Products through the Generic Source Program equals less than [***] of Buyer’s aggregate monthly Net Purchases of all Rx Products under this Agreement during the same month for [***], effective as of [***], Buyer’s purchase price for branded Rx Products (that are not Specially Priced Merchandise or subject to a Manufacturer Contract) shall equal [***]. Such [***] pricing shall remain in effect until the [***] in which Buyer’s aggregate monthly Net Purchases of generic Rx Products through the Generic Source Program equals at least [***].

Exceptions to the Foregoing Pricing

Notwithstanding the foregoing, as set forth in Section 4 above, the purchase price for Specially Priced Merchandise shall not be based upon Cardinal Health’s [***] pricing in accordance with this Pricing Matrix, but instead will be net-billed in accordance with the terms and conditions established by Cardinal Health (including applicable mark-up) for such Merchandise. As also set forth in Section 4 above, the purchase price of Merchandise that is subject to a Manufacturer Contract will equal Buyer’s contract price for the applicable Merchandise as set forth in the Manufacturer Contract.

GPO Administrative Fees

The pricing specified in the Pricing Matrix above does not reflect any administrative fees for membership in any group purchasing organization (a “GPO”). If Buyer or any Pharmacy affiliates with a GPO, the appropriate administrative fee will be added to the percentages specified in the Pricing Matrix.

[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Monthly Generic Rebate

In General. Subject to the limitations set forth below, Cardinal Health shall pay Buyer a monthly rebate (the 'Monthly Generic Rebate') based on [***]. The Monthly Source Rebate shall be calculated by Cardinal Health for each full calendar month this Agreement is in effect and shall be provided by Cardinal Health to Buyer, if applicable, within [***] days after the end of the applicable month via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under this Agreement as mutually agreed upon by the parties. The amount of a given Monthly Generic Rebate shall be determined in accordance with the following table:

Monthly Net Purchases Through the Generic Source Program	Monthly Generic Rebate (As a % of the Buyer’s Aggregate Net Purchases Through the Generic Source Program During the Applicable Month)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

In calculating a given Monthly Source Rebate, the percentages set forth in the rebate tiers above shall be cumulative. For example, the portion of the Buyer’s Monthly Source Rebate for the first [***] purchased through the Source Program during the applicable month shall equal [***], and the portion of a Monthly Source Rebate for those purchases through the Source Program from [***] through [***] shall equal [***]. Therefore, if the Buyer’s aggregate Net Purchases through the Source Program equaled [***] during a given month, the Monthly Source Rebate would equal [***].

Limitations. As set forth above, the parties hereby specifically acknowledge and agree that the following Generic Source Program Products will be excluded from the calculation of the Monthly Source Rebate: (i) exclusive generic Rx Products, (ii) biogeneric products, and (iii) branded generic Rx Products.

Disclosure. The Monthly Source Rebate constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Buyer under this Agreement. Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by this Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

Additional Monthly Generic Rebate

In General. Subject to the limitations set forth below, effective as of May 1, 2015, and continuing through the end of the initial term of this Agreement (i.e., through April 30, 2017), in addition to the Monthly Generic Rebate set forth above, Cardinal Health shall pay the Buyer a rebate (the “Additional Monthly Generic Rebate”) for each month the Agreement remains in effect in which: (i) the Buyer’s aggregate Net Purchases through the Cardinal Health Source Program under this Agreement during a given month equals at least [***] of the Buyer’s aggregate Net Purchases of all Rx Products under this Agreement during the same month, AND (ii) the Buyer’s aggregate Net Purchases through the Cardinal Health Source Program under this Agreement equals at least [***]during the month. The Additional Monthly Generic Rebate shall be calculated by Cardinal Health for each full calendar month this Agreement is in effect during the applicable time period and shall be provided by Cardinal Health to Buyer, if applicable, within [***] days after the end of the applicable month via check, EFT, or in the form of a credit memorandum to be used by the Buyer towards future purchases of Merchandise under this Agreement as mutually agreed upon by the parties. The amount of a given Additional Monthly Generic Rebate shall equal [***].

[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Limitations. As set forth above, the parties hereby specifically acknowledge and agree that the following Generic Source Program Products will be excluded from the calculation of the Additional Monthly Generic Rebate: (i) exclusive generic Rx Products, (ii) biogeneric products, and (iii) branded generic Rx Products.

Disclosure. The Additional Monthly Generic Rebate constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Buyer under this Agreement. Cardinal Health and Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by this Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer and/or each Pharmacy.

Leader Brand Product Rebate

In General. If Buyer’s aggregate Net Purchases of Leader Brand products by all Pharmacy locations equals at least [***] during a given calendar quarter, Cardinal Health shall pay Buyer a rebate (the “Leader Brand Product Rebate”) based on Buyer’s aggregate Net Purchases of Leader Brand products during the applicable calendar quarter by all Pharmacy locations. The Leader Brand Product Rebate shall be calculated by Cardinal Health for each full calendar quarter this Agreement is in effect and shall be provided by Cardinal Health to Buyer, if applicable, within [***] days after the end of the applicable quarter in the form of a credit memorandum to be used by Buyer towards future purchases of Merchandise under the Agreement. The amount of a given Leader Brand Product Rebate shall be determined in accordance with the following table:

Quarterly Net Purchases of Leader Brand Products			Leader Brand Product Rebate (As a % of Buyer’s Aggregate Net Purchases of Leader Brand Product Purchases During the Quarter)
[***]	-	[***]	[***]
[***]	-	[***]	[***]
[***]	&	[***]	[***]

Disclosure. The Leader Brand Product Rebate constitutes a “discount or other reduction in price,” as such terms are defined under the Medicare/Medicaid Anti-Kickback Statute, on the applicable products purchased by Buyer under this Agreement. Cardinal Health and Buyer agree to use their best commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a-7b(b)(3)(A) and the “safe harbor” regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by this Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by Buyer.

Repayment of Prior Upfront Volume Discount

Buyer and Cardinal Health were parties to that certain Prime Vendor Agreement which was effective as of 02/01/2012 (the "Prior Agreement"). Under the Prior Agreement, Cardinal Health paid the Buyer an upfront volume discount in the amount of [***] (the "Prior Agreement Upfront Volume Discount") on Buyer's future purchases of merchandise from Cardinal Health under the Prior Agreement. The Prior Agreement obligated Buyer to repay to Cardinal Health the unearned portion of the Prior Agreement Upfront Volume Discount if the Prior Agreement was terminated prior to the date upon which Buyer fully earned the Prior Agreement Upfront Volume Discount in accordance with the terms of the Prior Agreement. The parties hereby acknowledge and agree that as of the Effective Date of this Agreement, [***] of the Prior Agreement Upfront Volume Discount remains unearned by Buyer, and the parties desire to confirm Buyer's repayment obligations with respect to such unearned amount. Since the parties have mutually agreed that as of the Effective Date of this Agreement, the Buyer shall cease purchasing from Cardinal Health under the Prior Agreement and begin purchasing from Cardinal Health under this Agreement, the Buyer shall not be required to repay the unearned portion of the Prior Agreement Upfront Volume Discount to Cardinal Health as of the Effective Date of this Agreement. Rather, it is the parties’ intention that the Buyer shall continue to earn the Prior Agreement Upfront Volume Discount on the basis of the Buyer's purchases from Cardinal Health under this Agreement.

Therefore, notwithstanding any other provision in this Agreement, if this Agreement is terminated for any reason prior to 03/31/2015, Buyer shall repay to Cardinal Health the unearned portion of the Prior Agreement Upfront Volume Discount, which amount shall be determined by multiplying sixty nine thousand four hundred seventy-three thousand dollars and sixty nine cents ($69,473.69) by a fraction, the numerator of which shall be the number of months between the month of such termination and 03/31/2015, and the denominator of which shall be 11 (the “Prior Agreement Upfront Volume Discount Repayment Amount”). If applicable, Buyer shall pay such Prior Agreement Upfront Volume Discount Repayment Amount to Cardinal Health within thirty (30) days after the Effective Date of such termination. The parties agree, and Buyer acknowledges, that the Prior Agreement Upfront Volume Discount Repayment Amount has been negotiated in good faith and is not intended as a penalty.

The parties affirm again, that the Prior Agreement Upfront Volume Discount constitutes a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti Kickback Statute, on the applicable products purchased by the Buyer under the Prior Agreement and the applicable products purchased under this Agreement. Cardinal Health and the Buyer agree to use commercially reasonable efforts to comply with any and all requirements imposed on sellers and buyers, respectively, under 42 U.S.C. § 1320a 7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h). In this regard, the Buyer may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the applicable products or services covered by the Prior Agreement or this Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by the Buyer.

[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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EXHIBIT C

Cardinal Health Pharmaceutical Distribution

Returned Goods Policy

Products in “merchantable condition” (as defined below) and originally purchased from Cardinal Health may generally be returned to the customer’s servicing Cardinal Health distribution center in accordance with, and subject to, the terms and conditions of this policy.

Return Made Within:	Normal Credit Amount:

1 – 12 Months from Invoice Date	100% of original invoice amount paid by customer. This policy covers all order shortages, filling errors and damage if reported within five (5) business days and such products are returned within ten (10) business days of the date of the applicable invoice.

Returns made greater than 12 months from the invoice date will not be accepted. No credit will be issued, and the product will be returned to customer.

“Merchantable condition” will be determined by Cardinal Health based upon its ability to return the product to its inventory for resale in the normal course of its business, without special preparation, testing, handling, or expense and will exclude the following:

A.	Any product purchased from any supplier other than Cardinal Health.

B.	Any product which has been used or opened; is a partial dispensing unit or unit of sale; is without all original packaging, labeling, inserts, or operating manuals; or that is stickered, marked, damaged, defaced, or otherwise cannot readily be resold by Cardinal Health for any reason.
C.	Short-dated (less than seven (7) months expiration dating), outdated, or seasonal products and products purchased on a “special order” basis, including non-stock and drop-shipped products.
D.	Any product not intended for return to a wholesaler in accordance with the return policies of the applicable manufacturer.
E.	Any product listed by any state or federal regulatory agency as a high-risk pedigree item that is returned without a valid invoice number that cannot otherwise be verified by Cardinal Health.

Unmerchantable Products

Any product not eligible for return in accordance with this policy (i.e., the product is not in “merchantable condition” as set forth above) will require return directly to the manufacturer. If any such products are returned to Cardinal Health, they will be returned to customer and no credit will be issued. Stickered products will be handled as follows: Cardinal Health will remove the sticker, retain the product and credit the customer (as applicable pursuant to this policy). If the product is damaged during the removal of the sticker, no credit will be issued to customer and the product will be returned to customer.

Notwithstanding the foregoing, in any case where Cardinal Health accepts the return of such products and agrees to return such products to the applicable manufacturer on behalf of customer (provided the manufacturer allows the return of such products), any credit issued to customer will be determined by Cardinal Health.

Required Return Documentation

Prior to returning any product to Cardinal Health, customer must execute and deliver to Cardinal Health a Cardinal Health Returned Goods Authorization Ongoing Assurance verifying that all returned products have been kept under proper conditions for storage, handling, and shipping.

All requests for credit must be submitted via EOE, Cardinal.com, CardinalCHOICE®, or approved EDI interface.

A fully completed and signed Merchandise Return Authorization Form (the “MRA Form”) must accompany all products to be returned. Note: An MRA Form cannot be fully completed without a valid invoice number. The request for an MRA Form will be rejected if a valid invoice number is not provided.

[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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Third Party Return Processors

At the request of customer, Cardinal Health will work with third party return processors for returns of unmerchantable products. Such arrangement will be subject to mutually agreed upon terms and conditions, to include administrative fees payable to Cardinal Health.

Controlled Substances

Credit for the return of controlled substances requires a separate MRA Form and such returns must comply with all applicable laws, rules and regulations in addition to the terms and conditions of this policy.

Refrigerated, Chemotherapy and Hazardous Products

Refrigerated, chemotherapy and hazardous products must be returned in packaging that complies with applicable regulatory requirements. All such products that are not returned in packaging that complies with applicable regulatory requirements will be considered damaged and unsaleable. This product will be destroyed and no credit will be issued to customer.

Shorts and Damaged Products

Claims of order shortages (e.g., products invoiced but not received), filling errors and damage must be reported within five (5) business days from the applicable invoice date, or no credit will be issued. Returns of damaged products or products shipped in error must be received by the Cardinal Health servicing distribution center within ten (10) business days from the applicable invoice date, or no credit will be issued. Controlled substance shortage claims must be reported immediately per DEA requirements. In all instances, credit will not be issued until verification of the claim by Cardinal Health.

No deductions may be taken by customer until a valid credit memo is issued by Cardinal Health.

Shipping of Return Products

Products to be returned must be placed in a proper shipping container and signed for by the driver when picked up.

Signed MRA Forms shall be included in totes with the returned products. Only one (1) MRA Form shall be included in each tote.

-	If the MRA Form is not signed, no credit will be issued, and the products will be returned to the customer.

-	If the MRA Form is not inside the tote with the returned products, Cardinal Health will attempt to identify the customer that returned the products. The tote will then be returned to the customer with a request for a completed MRA Form(s).

-	No credit will be issued for products returned but not listed on the accompanying MRA Form. Such products will be returned to the customer.

All MRA Forms will be reviewed by Cardinal Health for compliance with this policy. The acceptability and valuation of any return is at the sole discretion of Cardinal Health.

Products must be returned to the customer’s servicing Cardinal Health distribution center within thirty (30) days from the date of customer’s request for an MRA Form, or no credit will be issued.

In addition to the requirements set forth in this policy, Customer shall comply with all return procedures required by the Cardinal Health servicing distribution center.

Other Restrictions

Excessive returns may result in higher restocking fees as deemed necessary by Cardinal Health.

This policy is subject to change without notice by Cardinal Health. This policy is further subject to modification as may be deemed necessary or appropriate by Cardinal Health to comply with applicable federal and/or state regulations, FDA guidelines, state law, and other restrictions applicable to returned products.

[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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EXHIBIT D

Compliance Representations and Warranties for Customers

Dougherty's Holdings, Inc. (“Customer”) represents and warrants that it:

1.	will abide by all applicable laws, rules, regulations, ordinances and guidance of the federal Drug Enforcement Administration (“DEA”), the states into which it dispenses or sells controlled substances and/or listed chemicals, and the states in which it is licensed, including, without limitation, all of the foregoing concerning the purchase, sale, dispensation, and distribution of controlled substances; and

2.	will not dispense or sell controlled substances and/or listed chemicals if it suspects that a prescription or drug order is not issued for a legitimate medical purpose or the actions conducted on the part of the prescriber or Customer and its employees are not performed in the normal course of professional practice.

In addition, Customer warrants that it understands that Cardinal Health is required by DEA regulations to report to the DEA suspicious orders of controlled substances and listed chemicals, and Customer agrees to act in good faith in assisting Cardinal Health to fulfill its obligations. To that end, Customer agrees that it will be alert for red flags of suspicious orders and listed chemicals, including, but not limited to:

1.	Numerous controlled substance prescriptions written for the same drugs, in the same quantities for the same time period by the same or different prescribers or group of prescribers for the same patient;

2.	Numerous controlled substance prescriptions written for the same person or several persons by the same prescriber or group of prescribers; and

3.	Numerous prescriptions written for the same patient by prescribers located in different states than the patient.

Customer agrees that if any of the above-noted or other red flags exist, it is prudent to contact the prescriber to validate the legitimacy of the prescription and/or to discontinue filling prescriptions from the prescriber, group of prescribers, or customer in question. In addition, the pharmacist should contact the State Board of Pharmacy or local DEA Diversion Field Office (see Appendix N, DEA Pharmacist’s Manual, 2010 Edition).

Customer acknowledges that Cardinal Health may provide a copy of this document to the DEA or any other state or federal regulatory agency or licensing board.

Customer hereby acknowledges and agrees that, notwithstanding any other provision herein, or any provision in any other agreement between Cardinal Health and the Customer, Cardinal Health may, in its sole discretion, immediately suspend, terminate or limit the distribution of controlled substances, listed chemicals, and other products monitored by Cardinal Health to the Customer at any time if Cardinal Health believes that the continued distribution of such products to the Customer may pose an unreasonable risk of the diversion of such products based on the totality of the circumstances and such other considerations as may be deemed relevant by Cardinal Health.

The Customer further acknowledges and agrees that it will not file any claims against Cardinal Health, or any related entity, including legal and equitable claims, regarding any decision by Cardinal Health to suspend, limit or terminate its distribution of controlled substances, listed chemicals, and other products monitored by Cardinal Health to the Customer.

Agreed to by a duly authorized officer, partner, or principal of Customer:

Signature:

Full Name (print):

Title:

Date:

Please sign and return to: Cardinal Health; Attn: Anti-Diversion Group, Corporate QRA; 7000 Cardinal Place; Dublin; OH 43017 or Fax (614) 652-9631

[***] Indicates portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confident treatment.

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